CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Revenue	$ 1,951,351	$ 1,851,892
Operating expenses:
Research and development	1,287,621	2,129,672
General and administrative	2,348,361	1,471,067
Total operating expenses	3,635,982	3,600,739
Operating income (loss)	(1,684,631)	(1,748,847)
Other income:
Interest income	14,994	1,512
Total other income	14,994	1,512
Net loss	(1,669,637)	(1,747,335)
Preferred dividend	(123,727)	(92,774)
Net loss attributable to common stockholders	$ (1,793,364)	$ (1,840,109)
Net loss per share attributable to common stockholders - basic and diluted (in usd per share)	$ (1.16)	$ (1.60)
Weighted-average number of common shares outstanding - basic and diluted	1,539,388	1,147,491
Grant Revenue
Revenue	$ 1,951,351	$ 1,851,892